                   SECOND AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of the 29th day of April, 1999 by and among CMC HEARTLAND PARTNERS, a Delaware general partnership ("CMC") and HEARTLAND PARTNERS, L.P., a Delaware limited partnership ("Heartland"), jointly and severally (CMC and Heartland are referred to herein from time to time individually as a "Borrower" and collectively as "Borrowers"); and LASALLE NATIONAL BANK, a national banking association ("Bank").

                             W I T N E S S E T H:

     WHEREAS, Bank and Borrowers entered into that certain Amended and Restated Loan and Security Agreement dated as of June 30, 1998, as amended by that certain Amendment to Amended and Restated Loan and Security Agreement dated as of October 23, 1998 (the "Agreement"), and now desire to amend the Agreement to, among other things, (i) increase Bank's commitment to Borrowers, (ii) waive a certain financial covenant and (iii) add a certain parcel of real property located in Milwaukee, Wisconsin to the collateral securing the Loans (as defined in the Agreement) as further set forth in this Amendment.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Second Amendment, the parties, intending to be bound, hereby agree as follows:

     1.   Incorporation of the Agreement.  All capitalized terms which are not
          ------------------------------
defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement to the extent not inconsistent with this Amendment is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and
                                              -----------
provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

     2.   Amendment of the Agreement.  The Agreement is hereby amended as
          --------------------------
follows:

          (1) Any and all references to the Agreement shall be deemed to refer to and include this Amendment, as the same may be further amended, modified or supplemented from time to time.

          (2) The definition of the term "Environmental Indemnity Agreement" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:
-------------

               "Environmental Indemnity Agreement" means that
                ---------------------------------
               certain Amended and Restated Environmental Indemnity Agreement dated as of June 30, 1998 made by Borrowers in favor of Bank, as amended by that certain Amendment to Amended and Restated Environmental Indemnity Agreement dated as of April 29, 1999.

          (3) The definition of the term "Galewood Assignment of Rents" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:
-------------

               "Galewood Assignment of Rents" means that certain
                ----------------------------
               Assignment of Rents and Leases dated as of June 30, 1998 between CMC and Bank with respect to the Galewood Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of October 23, 1998 and that certain Second Amendment to Assignment of Rents and Leases dated as of April 29, 1999, as the same may be amended, modified or supplemented from time to time.

          (4)  The definition of the term "Galewood Mortgage" in Paragraph 1.1
                                                                 -------------
is hereby amended and restated to read in its entirety as follows:

               "Galewood Mortgage" means that certain Mortgage and
                -----------------
               Security Agreement dated June 30, 1998 between CMC and Bank with respect to the Galewood Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of October 23, 1998 and that certain Second Amendment to Mortgage and Security Agreement dated as of April 29, 1999, as the same may be amended, modified or supplemented from time to time.

          (5) The definition of the term "Kinzie Station Assignment of Rents" in Paragraph 1.1 is hereby amended and restated to read in its entirety as
   -------------
follows:

               "Kinzie Station Assignment of Rents" means that
                ----------------------------------
               certain Assignment of Rents and Leases dated as of March 15, 1996 made by CMC in favor of Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of

               May 14, 1997, that certain Second Amendment to
               Assignment of Rents and Leases dated as of April 30, 1998, that certain Third Amendment to Assignment of Rents and Leases dated as of June 30, 1998, that certain Fourth Amendment to Assignment of Rents and Leases dated as of October 23, 1998 and that certain Fifth Amendment to Assignment of Rents and Leases dated as of April 29, 1999 herewith, as the same may be further amended, modified or supplemented from time to time.

          (6)  The definition of the term "Kinzie Station Mortgage" in Paragraph
                                                                       ---------
1.1 is hereby amended and restated in its entirety to read as follows:
---

               "Kinzie Station Mortgage" means that certain Mortgage and
                -----------------------
               Security Agreement dated as of March 15, 1996, made by CMC in favor of Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of May 14, 1997, that certain Second Amendment to Mortgage and Security Agreement dated as of April 30, 1998, that certain Third Amendment to Mortgage and Security Agreement dated as of June 30, 1998, that certain Fourth Amendment to Mortgage and Security Agreement dated as of October
               23, 1998 and that certain Fifth Amendment to Mortgage and Security Agreement dated as of April 29, 1999, as the same may be further amended, modified or supplemented from time to time.

          (7) The definition of the term "Letter of Credit Maturity Date" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:
-------------

               "Letter of Credit Maturity Date" means April 29, 2000.
                ------------------------------

          (8)  The definition of the term "Loan" or "Loans" in Paragraph 1.1 is
                                                               -------------
hereby amended and restated to read in its entirety as follows:

               "Loan" or "Loans" means and includes all loans made
                ----      -----
               under the Revolving Credit Commitment (including, but not limited to, any Letters of Credit), unless the context in which such term is used shall otherwise require.

          (9)  The definition of the term "Mortgaged Properties" in Paragraph
                                                                    ---------
1.1 is hereby amended and restated to read in its entirety as follows:
---

               "Mortgaged Properties" means the Galewood Mortgaged
                --------------------
               Property, the Kinzie Station Mortgaged Property and the Milwaukee Mortgaged Property.

          (10) The definition of the term "Other Agreements" in Paragraph 1.1 is
                                                                -------------
hereby amended and restated to read in its entirety as follows:

               "Other Agreements" means all agreements, instruments
                ----------------
               and documents, including, without limitation, Letters of Credit, guaranties, mortgages, deeds of trust, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrowers in favor of Bank including, without limitation, the Revolving Note, the Pledge Agreement, the Galewood Mortgage, the Galewood Assignment of Rents, the Kinzie Station Mortgage, the Kinzie Station Assignment of Rents, the Milwaukee Mortgage, the Milwaukee Assignment of Rents and the Environmental Indemnity Agreement, all as may be modified, amended or supplemented from time to time.

          (11) The definition of the term "Pledge Agreement" in Paragraph 1.1 is
                                                                -------------
hereby amended and restated to read in its entirety as follows:

               "Pledge Agreement" means that certain Amended and
                ----------------
               Restated Pledge Agreement dated as of June 30, 1998, as amended by that certain Amendment to Amended and Restated Pledge Agreement dated as of April 29, 1999, made by Borrowers in favor of Bank pledging $1,150,000 in cash or cash equivalents as an interest reserve pursuant to a certificate of deposit having a rolling maturity of 180 days or less.

          (12) The definition of the term "Revolving Credit Maturity Date" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:
-------------

               "Revolving Credit Maturity Date" means April 29, 2000.
                ------------------------------

          (13) The definition of the term "Revolving Note" in Paragraph 1.1 is
                                                             -------------
hereby amended and restated to read in its entirety as follows:

               "Revolving Note" means that certain Substitute Revolving
                --------------
               Note dated as of April 29, 1999 made by Borrowers, jointly and severally, in favor of Bank, in the maximum principal amount available of Eleven Million Five Hundred Thousand and 00/100 Dollars ($11,500,000), as the same may be amended, modified or supplemented from time to time, together with any renewals thereof or exchanges or substitutes therefor.

          (14) The following definitions are hereby added to Paragraph 1.1  to
                                                             --------------
read in their entirety as follows:

               "Milwaukee Assignment of Rents" means that certain
                -----------------------------
               Assignment of Rents and Leases dated as of April 29, 1999 between CMC and Bank with respect to the Milwaukee
               Mortgaged Property, as the same may be amended, modified or supplemented from time to time.

               "Milwaukee Mortgage" means that certain Mortgage and
                ------------------
               Security Agreement dated as of April 29, 1999 between CMC and Bank with respect to the Milwaukee Mortgaged Property, as the same may be amended, modified or supplemented from time to time.

               "Milwaukee Mortgaged Property" means that certain parcel
                ----------------------------
               of vacant land located in Milwaukee, Wisconsin commonly known as 3301 Canal Street, Milwaukee, Wisconsin, serving as collateral hereunder and legally described on Schedule
                                                                --------
               1.1C attached hereto and made a part hereof.
               ----

          (15) The definitions of the terms "Term Credit Commitment", "Term
                                             ----------------------    ----
Credit Maturity Date", "Term Credit Termination Date", and "Term Note" are
--------------------    ----------------------------        ---------
hereby deleted from Paragraph 1.1 in their entirety.
                    -------------

          (16) Paragraph 2.1 is hereby amended and restated to read in its
               -------------
entirety as follows:

               2.1  Revolving Credit Commitment.  On the terms and
                    ---------------------------
               subject to the conditions set forth in this Agreement, Bank agrees to make revolving credit available and Letters of Credit available to Borrowers from time to time prior to the Revolving Credit Termination Date with respect to revolving credit loans and the Letter of Credit Termination Date with respect to Letters of Credit, in such aggregate amounts as Borrowers may from time to time request but in no event exceeding Eleven Million Five Hundred Thousand Dollars ($11,500,000) in the aggregate (the "Revolving Credit Commitment"); provided, however, that in no event shall the aggregate amount of Letters of Credit outstanding at any one time exceed the Letter of Credit Limit. The Revolving Credit Commitment shall be available to Borrowers by means of Loans, it being understood that the Loans may be repaid and used again during the period from the date hereof to and including the Revolving Credit Termination Date, at which time the Revolving Credit Commitment shall expire.

          (17) Paragraph 2.5 entitled "Term Credit Commitment" is hereby deleted
               -------------           ----------------------
from the Agreement in its entirety.

          (18) Paragraph 3.2 is hereby amended and restated to read in its entirety as follows:

               3.2  Recordation.  The type, date and amount of each Loan made by
                    -----------
               Bank, the interest rate, and the date and amount of each repayment of principal received by Bank shall be recorded by Bank in its records. The aggregate unpaid principal amount so recorded shall be prima facie evidence of the principal amount owing and unpaid on the Revolving
               Note. The failure to so record any such amount or any error in so recording any such amount shall not limit or otherwise affect the obligations of Borrowers hereunder or under the Revolving Note to repay the principal amount of the Revolving Loans together with all interest accrued thereon.

          (19) Paragraph 3.3 entitled "Secured Term Note" is hereby deleted from
               -------------           -----------------
the Agreement in its entirety.

          (20) Paragraph 4.1(a) is hereby amended and restated to read in its
               ----------------
entirety as follows:

               4.1  Interest Rate; Applicable Borrowing Amounts.
                    -------------------------------------------

               (a)  Borrowers' Liabilities arising under Paragraph 2.1
                                                         -------------
               hereof in respect of each Revolving Loan shall bear interest at the fluctuating rate per annum equal to the sum of the Prime Rate plus the Revolving Margin from time to time in effect for the period commencing on the date of such Revolving Loan until such Revolving Loan is paid in full.

          (21) Paragraph 4.7 is hereby deleted from the Agreement in its entirety.

          (23) Section (a) of Paragraph 5.1 of is hereby amended and restated to
                              -------------
read in its entirety as follows:

               (a) principal payable on account of the Loans made by Bank to Borrowers pursuant to this Agreement shall be payable by Borrowers, jointly and severally, to Bank, as provided in the Revolving Note, the applicable Letter of Credit or corresponding Letter of Credit application or the applicable instrument or document in respect of the Loans, as applicable;

          (24) Paragraph 8.2(g) is hereby amended and restated to read in its
               ----------------
entirety as follows:

               (g)  Financial Covenants.  Borrowers must maintain, at
                    -------------------
          all times, Tangible Net Worth in excess of $5,500,000.

     3.   Limited Waiver of Compliance with Loan Clean-Up Period.
          ------------------------------------------------------
Notwithstanding contained in the Agreement or this Amendment to the contrary, Bank hereby waives Borrowers' non-compliance with the "Loan Clean-Up Period" requirement set forth in Paragraph 4.6 of the Agreement for the one-year period
                         -------------
ending June 30, 1999 only (the "Loan Clean-Up Period"). Nothing in this Amendment shall be construed to mean that any such waiver of the Loan Clean-Up Period will extend to any other measuring period commencing after the date specified herein. As a condition of Bank's agreement to waive compliance with the Loan Clean-Up Period, Borrowers hereby agree to pay to Bank a covenant waiver fee equal to Forty-Five Thousand Five Hundred Dollars ($45,500) which shall be due and payable as of the date of this Amendment (the "Covenant Waiver Fee").

     4.   Closing Documents.  All the documents on the Closing Checklist
          -----------------
(attached hereto as Exhibit A) shall be delivered concurrently with this
                    ---------
Amendment, each in form and substance satisfactory to Bank. In addition to the foregoing, Borrower hereby agrees to deliver to Bank a good standing certificate for Heartland Technology, Inc. from the Secretary of State of Illinois within thirty (30) days of the date hereof. Borrower hereby agrees that in the even Borrower fails to deliver such good standing certificate to bank within thirty
(30) days of the date hereof, it will constitute an Event of Default under the Loan Agreement.

     5.   Representations and Warranties; No Event of Default; Schedules.  The
          --------------------------------------------------------------
representations and warranties set forth in Paragraph 8.1 are deemed remade as
                                            -------------
of the date hereof
and each Borrower represents that such representations and warranties are true and correct as of the date hereof. No Event of Default exists nor does there exist any event or condition which with notice, lapse of time and/or the consummation of the transactions contemplated hereby would constitute an Event of Default. The following schedules to the Agreement, attached hereto as Exhibit
                                                                         -------
B, are hereby deemed amended and restated: Schedule 8.1(f) and Schedule 8.1 (n).
-
A new Schedule 1.1C attached hereto is hereby added to the Agreement in its entirety.

     6.   Fees and Expenses.  The Borrowers agree to pay on demand all costs and
          -----------------
expenses of or incurred by Bank in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the fees and expenses of counsel for the Bank and any future amendments to the Agreement. Borrowers also agree to pay to Bank, on demand, a closing fee equal to $7,500, together with the Covenant Waiver Fee.

     7.   Effectuation.  The amendments to the Agreement contemplated by this
          ------------
Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

     8.   Counterparts.  This Amendment may be executed in two or more
          ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

                              CMC HEARTLAND PARTNERS, a
                              Delaware general partnership

                              By:  HEARTLAND TECHNOLOGY, INC., a
                                   Delaware corporation and an
                                   authorized general partner


                              By:  _______________________________________
                                   Its President

                              By:  HEARTLAND PARTNERS, L.P., a
                                   Delaware limited partnership and an
                                   authorized general partner

                              By:  Heartland Technology, Inc.,
                              Its: General Partner

                              By:  _______________________________________
                                      Its President


                              HEARTLAND PARTNERS, L.P.,
                              a Delaware limited partnership

                              By:  Heartland Technology, Inc.
                              Its: General Partner

                              By:  _______________________________________
                                      Its President


                              LASALLE NATIONAL BANK, a national
                              banking association


                              By:  _______________________________________
                                      Its:________________________________

                                   EXHIBIT A
                                   ---------

                         [Closing Checklist Attached]

                                   EXHIBIT B
                                   ---------

                           [See Attached Schedules]